Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2013				2012					2011
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Period-End Balance Sheet
Assets:
Cash and cash equivalents	$553,316	$784,105	$899,238	$899,238	$486,373	$478,162	$518,374	$716,266	$716,266	$526,460	$711,469	$1,062,333	$641,530	$641,530
Securities available-for-sale, at fair value	1,246,679	1,223,486	1,162,911	1,162,911	1,183,975	1,174,931	1,191,582	1,082,403	1,082,403	1,057,758	1,009,873	970,430	1,013,006	1,013,006
Securities held-to-maturity, at amortized cost	31,443	30,373	29,847	29,847	56,319	60,933	41,944	34,295	34,295	81,218	76,142	74,375	60,458	60,458
FHLB and FRB stock	47,232	35,161	35,161	35,161	46,750	46,750	47,232	47,232	47,232	61,338	58,187	58,187	58,187	58,187
Loans held-for-sale	—	1,589	1,191	1,191	1,500	—	90,011	—	—	3,800	1,595	4,620	4,200	4,200
Loans:
Commercial and industrial	1,659,872	1,743,139	1,792,561	1,792,561	1,496,966	1,597,427	1,610,169	1,631,474	1,631,474	1,493,465	1,518,772	1,476,034	1,458,446	1,458,446
Agricultural	274,991	288,632	318,659	318,659	237,686	272,742	259,787	268,618	268,618	234,898	237,518	250,436	243,776	243,776
Commercial real estate:
Office, retail, and industrial	1,344,256	1,319,849	1,336,864	1,336,864	1,366,899	1,391,129	1,330,331	1,333,191	1,333,191	1,205,880	1,229,100	1,263,315	1,299,082	1,299,082
Multi-family	298,117	306,182	332,749	332,749	301,356	308,250	309,509	285,481	285,481	344,645	336,138	317,313	288,336	288,336
Residential construction	54,032	50,384	46,424	46,424	99,768	88,908	61,920	61,462	61,462	151,887	129,327	116,283	105,836	105,836
Commercial construction	122,210	117,116	128,748	128,748	142,307	147,626	136,509	124,954	124,954	153,392	146,679	145,889	144,909	144,909
Other commercial real estate	743,076	759,367	790,114	790,114	829,005	817,071	780,712	773,121	773,121	850,334	852,966	877,241	888,146	888,146
1-4 family mortgages	263,286	291,770	286,333	286,333	217,729	237,341	292,908	282,948	282,948	178,538	185,002	189,587	201,099	201,099
Consumer	415,431	411,126	416,477	416,477	445,612	437,532	436,500	428,427	428,427	482,504	477,409	468,396	458,483	458,483
Total loans, excluding covered loans	5,175,271	5,287,565	5,448,929	5,448,929	5,137,328	5,298,026	5,218,345	5,189,676	5,189,676	5,095,543	5,112,911	5,104,494	5,088,113	5,088,113
Covered loans	186,687	171,861	153,305	153,305	251,376	230,047	216,610	197,894	197,894	349,446	314,942	289,747	260,502	260,502
Allowance for loan and covered loan losses	(97,591)	(94,110)	(90,828)	(90,828)	(116,264)	(116,182)	(102,445)	(99,446)	(99,446)	(142,503)	(137,331)	(128,791)	(119,462)	(119,462)
Net loans	5,264,367	5,365,316	5,511,406	5,511,406	5,272,440	5,411,891	5,332,510	5,288,124	5,288,124	5,302,486	5,290,522	5,265,450	5,229,153	5,229,153
OREO, excluding covered OREO	39,994	39,497	35,616	35,616	35,276	28,309	36,487	39,953	39,953	33,863	24,407	23,863	33,975	33,975
Covered OREO	14,774	13,681	10,477	10,477	16,990	9,136	8,729	13,123	13,123	21,543	14,583	21,594	23,455	23,455
FDIC indemnification asset	28,958	23,158	18,078	18,078	58,488	58,302	47,191	37,051	37,051	85,386	95,752	63,508	65,609	65,609
Investment in bank-owned life insurance	206,706	207,081	193,979	193,979	206,304	206,572	206,043	206,405	206,405	197,889	198,149	205,886	206,235	206,235
Goodwill and other intangible assets	280,240	279,421	277,187	277,187	282,815	281,981	281,914	281,059	281,059	285,077	284,120	283,163	283,650	283,650
Other assets	342,110	340,457	342,822	342,822	340,772	342,388	365,159	353,928	353,928	379,791	364,592	346,765	354,136	354,136
Total assets	$8,055,819	$8,343,325	$8,517,913	$8,517,913	$7,988,002	$8,099,355	$8,167,176	$8,099,839	$8,099,839	$8,036,609	$8,129,391	$8,380,174	$7,973,594	$7,973,594

Liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	$1,738,110	$1,855,906	$2,020,956	$2,020,956	$1,637,593	$1,727,009	$1,773,928	$1,762,903	$1,762,903	$1,346,698	$1,494,390	$1,634,623	$1,593,773	$1,593,773
Interest-bearing deposits	4,862,685	5,010,841	4,982,252	4,982,252	4,848,770	4,900,734	4,975,127	4,909,352	4,909,352	5,073,196	5,001,159	4,991,985	4,885,402	4,885,402
Total deposits	6,600,795	6,866,747	7,003,208	7,003,208	6,486,363	6,627,743	6,749,055	6,672,255	6,672,255	6,419,894	6,495,549	6,626,608	6,479,175	6,479,175
Borrowed funds	208,854	196,603	212,058	212,058	202,155	189,524	183,691	185,984	185,984	273,342	272,024	386,429	205,371	205,371
Senior and subordinated debt	214,811	214,843	214,876	214,876	231,106	231,138	231,171	214,779	214,779	137,746	137,748	137,751	252,153	252,153
Other liabilities	77,908	90,479	101,046	101,046	95,677	72,398	69,824	85,928	85,928	81,925	82,828	77,476	74,308	74,308
Stockholders’ equity	953,451	974,653	986,725	986,725	972,701	978,552	933,435	940,893	940,893	1,123,702	1,141,242	1,151,910	962,587	962,587
Total liabilities and stockholders’ equity	$8,055,819	$8,343,325	$8,517,913	$8,517,913	$7,988,002	$8,099,355	$8,167,176	$8,099,839	$8,099,839	$8,036,609	$8,129,391	$8,380,174	$7,973,594	$7,973,594
Stockholders’ equity, excluding OCI	$970,340	$984,952	$1,012,782	$1,012,782	$983,620	$990,419	$942,683	$956,553	$956,553	$1,148,075	$1,156,581	$1,163,323	$975,863	$975,863
Stockholders’ equity, common	953,451	974,653	986,725	986,725	972,701	978,552	933,435	940,893	940,893	930,702	948,242	958,910	962,587	962,587
Stockholders’ equity, common excluding OCI	970,340	984,952	1,012,782	1,012,782	983,620	990,419	942,683	956,553	956,553	955,075	963,581	970,323	975,863	975,863
Stockholders’ equity, preferred	—	—	—	—	—	—	—	—	—	193,000	193,000	193,000	—	—

Average Balance Sheet
Total assets	$8,071,301	$8,259,653	$8,403,785	$8,246,131	$7,957,191	$8,113,742	$8,227,113	$8,139,243	$8,109,726	$8,094,951	$8,171,095	$8,229,780	$8,142,503	$8,159,905
Investment securities	1,175,063	1,256,813	1,250,158	1,227,619	1,163,338	1,238,767	1,220,654	1,144,997	1,191,889	1,166,991	1,150,221	1,057,075	1,069,844	1,110,619
FHLB and FRB stock	47,232	40,998	35,162	41,086	52,531	46,750	47,111	47,232	48,400	61,338	59,745	58,187	58,187	59,352
Total loans, excluding covered assets	5,148,343	5,180,608	5,379,435	5,236,975	5,089,286	5,213,944	5,353,911	5,160,576	5,204,718	5,075,840	5,108,234	5,136,130	5,085,792	5,101,621
Covered interest-earning assets	223,691	203,283	180,497	202,333	318,569	297,141	276,180	248,971	285,091	444,242	420,108	387,635	343,479	398,559
Other interest-earning assets	598,527	690,459	677,322	655,725	464,373	448,126	450,917	631,693	502,069	483,312	582,570	758,030	732,051	639,999
Total interest-earning assets	$7,192,856	$7,372,161	$7,522,574	$7,363,738	$7,088,097	$7,244,728	$7,348,773	$7,233,469	$7,232,167	$7,231,723	$7,320,878	$7,397,057	$7,289,353	$7,310,150

Demand deposits	$1,740,825	$1,880,476	$1,975,797	$1,866,560	$1,591,198	$1,797,854	$1,852,810	$1,808,522	$1,762,968	$1,342,013	$1,465,438	$1,569,671	$1,613,221	$1,498,900
Interest-bearing demand deposits	79	68	53	67	386	718	514	155	443	—	—	—	24	6
Savings deposits	1,107,213	1,144,093	1,127,970	1,126,501	995,955	1,042,099	1,048,430	1,066,611	1,038,379	901,205	944,802	940,151	952,962	934,937
NOW accounts	1,145,403	1,166,159	1,175,873	1,162,590	1,051,484	1,063,336	1,110,898	1,133,585	1,090,003	1,044,280	1,126,913	1,129,893	1,062,993	1,091,178
Money market deposits	1,251,235	1,274,062	1,343,263	1,289,857	1,184,316	1,176,723	1,234,833	1,268,046	1,216,173	1,240,439	1,205,736	1,236,546	1,237,600	1,230,090
Transactional deposits	5,244,755	5,464,858	5,622,956	5,445,575	4,823,339	5,080,730	5,247,485	5,276,919	5,107,966	4,527,937	4,742,889	4,876,261	4,866,800	4,755,111
Time deposits	1,374,529	1,331,499	1,288,746	1,331,277	1,621,926	1,548,410	1,498,993	1,447,918	1,529,006	1,937,890	1,813,164	1,731,413	1,688,971	1,792,009
Total deposits	6,619,284	6,796,357	6,911,702	6,776,852	6,445,265	6,629,140	6,746,478	6,724,837	6,636,972	6,465,827	6,556,053	6,607,674	6,555,771	6,547,120
Borrowed funds	199,891	204,449	203,613	202,664	203,548	195,934	189,835	185,390	193,643	285,847	262,525	262,001	252,839	265,702
Senior and subordinated debt	214,796	214,828	214,860	214,829	248,232	231,123	231,156	214,764	231,273	137,745	137,747	137,749	187,488	150,285
Total funding sources	$7,033,971	$7,215,634	$7,330,175	$7,194,345	$6,897,045	$7,056,197	$7,167,469	$7,124,991	$7,061,888	$6,889,419	$6,956,325	$7,007,424	$6,996,098	$6,963,107
Stockholders’ equity	$948,060	$960,501	$983,456	$964,135	$970,368	$977,054	$982,582	$941,175	$967,763	$1,122,315	$1,134,770	$1,148,548	$1,072,684	$1,119,523
Stockholders’ equity, common	948,060	960,501	983,456	964,135	970,368	977,054	982,582	941,175	967,763	929,315	941,770	955,548	961,500	947,145
Stockholders’ equity, preferred	—	—	—	—	—	—	—	—	—	193,000	193,000	193,000	111,184	172,378

	2013				2012					2011
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Income Statement
Interest income	$71,045	$71,753	$72,329	$215,127	$75,268	$75,518	$75,584	$74,199	$300,569	$81,283	$81,296	$80,175	$78,757	$321,511
Interest expense	7,197	6,823	6,663	20,683	10,086	8,814	8,324	7,677	34,901	10,637	9,935	9,640	9,679	39,891
Net interest income	63,848	64,930	65,666	194,444	65,182	66,704	67,260	66,522	265,668	70,646	71,361	70,535	69,078	281,620
Provision for loan and covered loan losses	5,674	5,813	4,770	16,257	18,210	22,458	111,791	5,593	158,052	19,492	18,763	20,425	21,902	80,582
Service charges on deposit accounts	8,677	9,118	9,472	27,267	8,660	8,848	9,502	9,689	36,699	8,144	9,563	10,215	9,957	37,879
Card-based fees	5,076	5,547	5,509	16,132	5,020	5,312	5,246	5,274	20,852	4,529	5,162	4,931	4,971	19,593
Wealth management fees	5,839	6,126	6,018	17,983	5,392	5,394	5,415	5,590	21,791	5,053	5,237	4,982	5,052	20,324
Mortgage banking income	1,968	1,010	1,273	4,251	101	63	196	2,329	2,689	(1)	124	185	146	454
Merchant servicing fees	2,554	2,899	2,915	8,368	2,322	2,908	2,849	2,727	10,806	2,607	2,945	2,836	2,524	10,912
Other service charges, commissions, and fees	1,644	1,308	2,617	5,569	1,097	1,126	1,142	1,121	4,486	1,371	1,174	1,268	1,207	5,020
Total fee-based revenues	25,758	26,008	27,804	79,570	22,592	23,651	24,350	26,730	97,323	21,703	24,205	24,417	23,857	94,182
BOLI income (loss)	281	319	(13,028)	(12,428)	248	404	300	355	1,307	252	259	1,479	241	2,231
Other income	500	684	8,629	9,813	1,135	406	727	460	2,728	978	501	598	652	2,729
Trading gains (losses)	1,036	214	882	2,132	1,401	(575)	685	116	1,627	744	(2)	(2,352)	919	(691)
Net securities gains (losses)	—	216	33,801	34,017	(943)	151	(217)	88	(921)	540	1,531	449	(110)	2,410
Gains on acquisitions	—	—	—	—	—	—	3,289	—	3,289	—	—	—	1,076	1,076
Gain on bulk loan sales	—	—	—	—	—	—	—	5,153	5,153	—	—	—	—	—
Net gains (losses) on early extinguishment of debt	—	—	—	—	256	—	—	(814)	(558)	—	—	—	—	—
Total noninterest income	27,575	27,441	58,088	113,104	24,689	24,037	29,134	32,088	109,948	24,217	26,494	24,591	26,635	101,937
Salaries and wages	28,963	26,820	28,257	84,040	27,257	23,852	26,881	27,241	105,231	25,665	25,493	22,957	27,588	101,703
Retirement and other employee benefits	7,606	6,101	6,013	19,720	6,793	5,714	6,230	6,787	25,524	7,153	6,061	6,225	7,632	27,071
Net occupancy and equipment expense	8,147	7,793	7,982	23,922	8,331	7,513	8,108	8,747	32,699	9,103	8,012	8,157	7,681	32,953
Technology and related costs	2,483	2,884	2,984	8,351	2,858	2,851	2,906	3,231	11,846	2,623	2,697	2,709	2,876	10,905
Professional services	5,218	5,595	5,517	16,330	5,629	6,905	6,665	10,415	29,614	5,119	5,640	7,571	8,026	26,356
Net OREO expense	1,799	1,084	2,849	5,732	1,864	4,124	3,208	1,325	10,521	3,931	5,223	4,174	2,965	16,293
FDIC premiums	1,742	1,704	1,734	5,180	1,719	1,659	1,785	1,763	6,926	2,725	1,708	1,799	1,758	7,990
Advertising and promotions	1,410	2,033	2,167	5,610	870	1,032	1,427	1,744	5,073	1,079	1,378	2,502	1,239	6,198
Merchant card expense	2,044	2,321	2,339	6,704	1,796	2,324	2,272	2,192	8,584	2,088	2,391	2,315	1,849	8,643
Cardholder expenses	929	1,043	1,030	3,002	1,042	980	982	935	3,939	825	1,097	957	914	3,793
Adjusted amortization of FDIC indemnification asset	750	750	—	1,500	—	—	4,000	2,705	6,705	—	—	—	—	—
Intangibles amortization	819	819	819	2,457	834	834	849	855	3,372	957	956	957	932	3,802
Other expenses	2,904	3,480	3,011	9,395	3,620	3,369	4,810	5,667	17,466	4,150	5,063	3,853	3,131	16,197
Total noninterest expense	64,814	62,427	64,702	191,943	62,613	61,157	70,123	73,607	267,500	65,418	65,719	64,176	66,591	261,904
Income (loss) before income tax	20,935	24,131	54,282	99,348	9,048	7,126	(85,520)	19,410	(49,936)	9,953	13,373	10,525	7,220	41,071
Income tax	6,293	7,955	24,959	39,207	1,156	761	(36,993)	6,194	(28,882)	(91)	2,720	1,583	296	4,508
Net income (loss)	$14,642	$16,176	$29,323	$60,141	$7,892	$6,365	$(48,527)	$13,216	$(21,054)	$10,044	$10,653	$8,942	$6,924	$36,563
Net income (loss) applicable to common shares	$14,430	$15,957	$28,907	$59,294	$7,753	$6,289	$(47,812)	$13,022	$(20,748)	$7,326	$7,971	$6,263	$3,877	$25,437
Basic earnings (loss) per common share	0.20	0.22	0.39	0.80	0.11	0.09	(0.65)	0.18	(0.28)	0.10	0.11	0.09	0.05	0.35
Diluted earnings (loss) per common share	0.20	0.22	0.39	0.80	0.11	0.09	(0.65)	0.18	(0.28)	0.10	0.11	0.09	0.05	0.35
Weighted average shares outstanding	73,867	74,017	74,023	73,969	73,505	73,659	73,742	73,750	73,665	73,151	73,259	73,361	73,382	73,289
Weighted average diluted shares outstanding	73,874	74,024	74,034	73,978	73,505	73,659	73,742	73,758	73,666	73,151	73,259	73,361	73,382	73,289
Tax equivalent adjustment (1)	$3,154	$3,074	$3,027	$9,255	$3,292	$3,324	$3,400	$3,233	$13,249	$3,567	$3,517	$3,395	$3,339	$13,818
Net interest income (FTE) (1)	67,002	68,004	68,693	203,699	68,474	70,028	70,660	69,755	278,917	74,213	74,878	73,930	72,417	295,438

Common stock and related per common share data:
Book value	$12.70	$12.98	$13.14	$13.14	$12.99	$13.07	$12.47	$12.57	$12.57	$12.49	$12.73	$12.87	$12.93	$12.93
Tangible book value	8.96	9.26	9.45	9.45	9.21	9.30	8.71	8.82	8.82	8.66	8.92	9.07	9.12	9.12
Dividends declared per share	0.01	0.04	0.04	0.09	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04
Closing price at period end	13.28	13.72	15.08	15.08	11.98	10.98	12.56	12.52	12.52	11.79	12.29	7.32	10.13	10.13
Market price - period high	13.60	13.87	16.20	16.20	12.87	12.25	13.40	13.57	13.57	13.07	13.48	12.72	10.31	13.48
Market price - period low	12.11	11.57	13.81	11.57	10.25	9.42	10.43	11.62	9.42	10.79	11.05	7.22	6.89	6.89
Closing price to book value	1.0	1.1	1.1	1.1	0.9	0.8	1.0	1.0	1.0	0.9	1.0	0.6	0.8	0.8
Period end shares outstanding	75,095	75,063	75,074	75,074	74,898	74,862	74,831	74,840	74,840	74,543	74,473	74,485	74,435	74,435
Period end treasury shares	10,692	10,724	10,713	10,713	10,889	10,925	10,956	10,947	10,947	11,244	11,314	11,302	11,352	11,352
Common dividends	$752	$3,003	$3,004	$6,759	$749	$745	$747	$739	$2,980	$746	$743	$745	$744	$2,978
Preferred dividends	—	—	—	—	—	—	—	—	—	2,413	2,412	2,413	1,420	8,658

Other Key Ratios/Data:
Return on average common equity (2)	6.17%	6.66%	11.66%	8.22%	3.21%	2.59%	-19.36%	5.50%	-2.14%	3.20%	3.39%	2.60%	1.60%	2.69%
Return on average assets (2)	0.74%	0.79%	1.38%	0.98%	0.40%	0.32%	-2.35%	0.65%	-0.26%	0.50%	0.52%	0.43%	0.34%	0.45%
Net interest margin (1)	3.77%	3.70%	3.63%	3.70%	3.88%	3.88%	3.83%	3.84%	3.86%	4.15%	4.10%	3.97%	3.95%	4.04%
Yield on average interest-earning assets (1)	4.18%	4.07%	3.98%	4.07%	4.45%	4.37%	4.28%	4.26%	4.34%	4.75%	4.64%	4.49%	4.47%	4.59%
Cost of funds	0.55%	0.51%	0.49%	0.52%	0.76%	0.67%	0.62%	0.57%	0.66%	0.78%	0.73%	0.70%	0.71%	0.73%
Efficiency ratio (1) (5)	66.50%	64.27%	62.70%	64.46%	64.62%	60.56%	69.04%	74.02%	67.14%	62.70%	60.49%	60.57%	64.76%	62.12%
Net noninterest expense ratio (2)	1.87%	1.71%	1.91%	1.79%	1.88%	1.85%	2.13%	2.25%	2.03%	2.09%	2.00%	1.93%	1.99%	2.00%
Effective income tax rate	30.06%	32.97%	45.98%	39.46%	12.78%	10.68%	43.26%	31.91%	57.84%	-0.91%	20.34%	15.04%	4.10%	10.98%
Full time equivalent employees - end of period	1,693	1,672	1,644	1,644	1,757	1,758	1,768	1,731	1,731	1,845	1,846	1,833	1,791	1,791
Number of bank branches	91	87	87	87	98	98	94	91	91	97	96	96	98	98
Number of automated teller machines	126	126	124	124	132	132	131	130	130	136	135	133	132	132

Note:  Discussion of footnotes are located at the end of this document.

	2013				2012					2011
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Pre-Tax, Pre-Provision Operating Earnings
Income (loss) before income tax	$20,935	$24,131	$54,282	$99,348	$9,048	$7,126	$(85,520)	$19,410	$(49,936)	$9,953	$13,373	$10,525	$7,220	$41,071
Provision for loan and covered loan losses	5,674	5,813	4,770	16,257	18,210	22,458	111,791	5,593	158,052	19,492	18,763	20,425	21,902	80,582
Pre-tax, pre-provision operating earnings	26,609	29,944	59,052	115,605	27,258	29,584	26,271	25,003	108,116	29,445	32,136	30,950	29,122	121,653
Adjustments to pre-tax, pre-provision operating earnings:
Net securities (gains) losses	—	(216)	(33,801)	(34,017)	943	(151)	217	(88)	921	(540)	(1,531)	(449)	110	(2,410)
Gain on termination of FHLB forward commitments	—	—	(7,829)	(7,829)	—	—	—	—	—	—	—	—	—	—
BOLI loss	—	—	13,312	13,312	—	—	—	—	—	—	—	—	—	—
Gain, less related expenses, on bulk loan sales	—	—	—	—	—	—	—	(2,639)	(2,639)	—	—	—	—	—
Gains on acquisitions, net of integration costs	—	—	—	—	—	—	(3,074)	588	(2,486)	—	—	—	(1,076)	(1,076)
Net (gains) losses on early extinguishment of debt	—	—	—	—	(256)	—	—	814	558	—	—	—	—	—
Adjusted amortization of FDIC indemnification asset	750	750	—	1,500	—	—	4,000	2,705	6,705	—	—	—	—	—
Net losses on sales and valuation adjustments of OREO, excess properties, assets held-for-sale, and other	781	(288)	1,652	2,145	303	2,527	3,280	1,805	7,915	2,537	4,149	2,686	1,425	10,797
Severance-related costs	980	511	233	1,724	315	—	840	59	1,214	—	191	78	2,000	2,269
Total adjustments	2,511	757	(26,433)	(23,165)	1,305	2,376	5,263	3,244	12,188	1,997	2,809	2,315	2,459	9,580
Pre-tax, pre-provision operating earnings	$29,120	$30,701	$32,619	$92,440	$28,563	$31,960	$31,534	$28,247	$120,304	$31,442	$34,945	$33,265	$31,581	$131,233

Risk-Based Capital Data:
Preferred stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$191,050	$191,220	$191,393	$—	$—
Common stock	858	858	858	858	858	858	858	858	858	858	858	858	858	858
Additional paid-in capital	409,077	411,470	412,677	412,677	413,742	414,665	417,245	418,318	418,318	422,405	424,877	425,647	428,001	428,001
Retained earnings	800,343	813,516	839,835	839,835	817,630	823,250	773,976	786,453	786,453	794,395	801,723	807,334	810,487	810,487
Treasury stock, at cost	(239,938)	(240,892)	(240,588)	(240,588)	(248,610)	(248,354)	(249,396)	(249,076)	(249,076)	(260,633)	(262,097)	(261,909)	(263,483)	(263,483)
Trust preferred securities	59,965	59,965	59,965	59,965	64,265	64,265	64,265	59,965	59,965	84,730	84,730	84,730	84,730	84,730
Goodwill and other intangible assets	(280,240)	(279,421)	(277,187)	(277,187)	(282,815)	(281,981)	(281,914)	(281,059)	(281,059)	(285,077)	(284,120)	(283,163)	(283,650)	(283,650)
Disallowed deferred tax assets	(74,615)	(71,987)	(51,092)	(51,092)	(50,602)	(54,178)	(86,201)	(82,979)	(82,979)	(43,392)	(41,363)	(44,858)	(52,080)	(52,080)
Tier 1 capital	675,450	693,509	744,468	744,468	714,468	718,525	638,833	652,480	652,480	904,336	915,828	920,032	724,863	724,863
Tier 2 capital	95,700	97,313	99,207	99,207	129,330	110,938	111,102	102,784	102,784	130,033	129,595	129,277	129,098	129,098
Total capital	$771,150	$790,822	$843,675	$843,675	$843,798	$829,463	$749,935	$755,264	$755,264	$1,034,369	$1,045,423	$1,049,309	$853,961	$853,961
Risk-adjusted assets	$6,401,019	$6,536,368	$6,694,123	$6,694,123	$6,263,673	$6,409,298	$6,437,263	$6,348,523	$6,348,523	$6,291,987	$6,261,928	$6,244,070	$6,241,191	$6,241,191
Tier 1 common capital	615,485	633,544	684,503	684,503	650,203	654,260	574,568	592,515	592,515	626,606	638,098	642,302	640,133	640,133
Tangible common equity	673,211	695,232	709,538	709,538	689,886	696,571	651,521	659,834	659,834	645,625	664,122	675,747	678,937	678,937
Tangible common equity excluding OCI	690,100	705,531	735,595	735,595	700,805	708,438	660,769	675,494	675,494	669,998	679,461	687,160	692,213	692,213
Adjusted average assets	7,717,847	7,910,936	8,082,881	8,082,881	7,620,777	7,772,866	7,854,202	7,768,967	7,768,967	7,795,603	7,862,447	7,909,645	7,813,637	7,813,637
Total capital to risk-weighted assets	12.05%	12.10%	12.60%	12.60%	13.47%	12.94%	11.65%	11.90%	11.90%	16.44%	16.69%	16.80%	13.68%	13.68%
Tier 1 capital to risk-weighted assets	10.55%	10.61%	11.12%	11.12%	11.41%	11.21%	9.92%	10.28%	10.28%	14.37%	14.63%	14.73%	11.61%	11.61%
Tier 1 leverage to average assets	8.75%	8.77%	9.21%	9.21%	9.38%	9.24%	8.13%	8.40%	8.40%	11.60%	11.65%	11.63%	9.28%	9.28%
Tier 1 common capital to risk-weighted assets	9.62%	9.69%	10.23%	10.23%	10.38%	10.21%	8.93%	9.33%	9.33%	9.96%	10.19%	10.29%	10.26%	10.26%
Tangible common equity ratio	8.66%	8.62%	8.61%	8.61%	8.95%	8.91%	8.26%	8.44%	8.44%	8.33%	8.47%	8.35%	8.83%	8.83%
Tangible common equity ratio, excluding OCI	8.88%	8.75%	8.93%	8.93%	9.10%	9.06%	8.38%	8.64%	8.64%	8.64%	8.66%	8.49%	9.00%	9.00%
Tangible common equity to risk-weighted assets	10.52%	10.64%	10.60%	10.60%	11.01%	10.87%	10.12%	10.39%	10.39%	10.26%	10.61%	10.82%	10.88%	10.88%

	2013				2012					2011
	March 31	June 30	September 30	Sept. 30/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Asset Quality Performance Data:
Non-performing loans (3):
Commercial and industrial	$29,625	$28,157	$13,835	$13,835	$55,158	$55,358	$31,102	$25,941	$25,941	$54,561	$44,393	$30,507	$44,152	$44,152
Agricultural	655	786	642	642	882	1,293	1,204	1,173	1,173	1,171	1,009	2,977	1,019	1,019
Commercial real estate:
Office, retail, and industrial	26,438	24,428	19,855	19,855	34,831	46,629	22,624	23,224	23,224	16,753	16,567	24,728	30,043	30,043
Multi-family	1,766	2,068	2,068	2,068	9,615	8,843	2,028	1,434	1,434	6,787	23,385	18,196	6,487	6,487
Residential construction	5,552	3,331	2,356	2,356	21,104	17,500	4,750	4,612	4,612	36,326	23,576	20,911	18,076	18,076
Commercial construction	873	3,878	3,881	3,881	20,297	21,981	4,423	873	873	20,980	21,449	15,672	23,347	23,347
Other commercial real estate	17,532	13,022	11,620	11,620	43,137	34,192	21,284	16,214	16,214	38,732	36,984	45,727	51,447	51,447
1-4 family mortgages	4,680	5,064	5,055	5,055	5,648	5,466	5,901	4,874	4,874	3,362	4,577	4,648	5,322	5,322
Consumer	8,276	8,459	8,858	8,858	8,873	7,246	6,263	6,189	6,189	7,891	5,555	7,823	7,432	7,432
Total non-accrual loans	95,397	89,193	68,170	68,170	199,545	198,508	99,579	84,534	84,534	186,563	177,495	171,189	187,325	187,325
90 days or more past due loans	5,552	3,832	5,642	5,642	7,674	8,192	12,582	8,689	8,689	5,231	6,502	6,008	9,227	9,227
Total non-performing loans	100,949	93,025	73,812	73,812	207,219	206,700	112,161	93,223	93,223	191,794	183,997	177,197	196,552	196,552
Accruing troubled debt restructurings	2,587	8,287	24,329	24,329	2,076	7,811	6,391	6,867	6,867	14,120	14,529	7,033	17,864	17,864
Other real estate owned	39,994	39,497	35,616	35,616	35,276	28,309	36,487	39,953	39,953	33,863	24,407	23,863	33,975	33,975
Total non-performing assets (3)	$143,530	$140,809	$133,757	$133,757	$244,571	$242,820	$155,039	$140,043	$140,043	$239,777	$222,933	$208,093	$248,391	$248,391
30-89 days past due loans (3)	$22,222	$21,756	$15,111	$15,111	$21,241	$23,597	$20,088	$22,666	$22,666	$28,927	$30,424	$34,061	$27,495	$27,495
Potential problem loans (3) (4)	$203,959	$193,692	$187,227	$187,227	$357,371	$334,910	$215,825	$219,047	$219,047	$582,319	$540,822	$494,818	$403,234	$403,234

Allowance for credit losses:
Allowance for loan losses	$85,364	$79,729	$77,772	$77,772	$115,271	$115,200	$93,048	$87,384	$87,384	$142,503	$137,331	$127,768	$118,473	$118,473
Allowance for covered loan losses	12,227	14,381	13,056	13,056	993	982	9,397	12,062	12,062	—	—	1,023	989	989
Reserve for unfunded commitments	2,866	2,866	2,386	2,386	2,500	2,500	2,500	3,366	3,366	2,500	2,500	2,500	2,500	2,500
Total allowance for credit losses	$100,457	$96,976	$93,214	$93,214	$118,764	$118,682	$104,945	$102,812	$102,812	$145,003	$139,831	$131,291	$121,962	$121,962
Provision for loan and covered loan losses	$5,674	$5,813	$4,770	$16,257	$18,210	$22,458	$111,791	$5,593	$158,052	$19,492	$18,763	$20,425	$21,902	$80,582

Net charge-offs by category:
Commercial and industrial	$996	$2,448	$2,057	$5,501	$7,524	$5,870	$41,781	$1,778	$56,953	$3,128	$5,585	$10,165	$8,910	$27,788
Agricultural	90	95	141	326	(50)	18	4,531	(177)	4,322	9	799	177	484	1,469
Commercial real estate:
Office, retail, and industrial	1,260	1,418	956	3,634	2,665	2,263	29,368	95	34,391	1,183	609	2,543	3,779	8,114
Multi-family	160	183	112	455	9	313	2,755	9	3,086	549	6,652	2,170	4,803	14,174
Residential construction	565	845	413	1,823	463	3,598	9,242	134	13,437	5,418	899	2,250	2,498	11,065
Commercial construction	(2)	—	(3)	(5)	170	2,616	11,037	100	13,923	261	133	4,115	1,673	6,182
Other commercial real estate	1,505	218	639	2,362	8,177	2,934	23,452	1,786	36,349	5,358	2,107	4,421	3,002	14,888
1-4 family mortgages	396	25	290	711	210	250	569	826	1,855	246	340	320	196	1,102
Consumer	1,861	2,085	1,818	5,764	1,966	2,244	2,351	1,710	8,271	2,317	2,703	1,780	2,199	8,999
Net charge-offs, excluding covered loans	6,831	7,317	6,423	20,571	21,134	20,106	125,086	6,261	172,587	18,469	19,827	27,941	27,544	93,781
Charge-offs on covered loans	698	1,977	1,629	4,304	274	2,434	442	1,465	4,615	1,092	4,108	1,024	3,687	9,911
Total net charge-offs	$7,529	$9,294	$8,052	$24,875	$21,408	$22,540	$125,528	$7,726	$177,202	$19,561	$23,935	$28,965	$31,231	$103,692
Total recoveries included above	$3,243	$1,388	$1,243	$5,874	$1,278	$1,141	$731	$2,455	$5,605	$2,008	$3,813	$1,033	$1,030	$7,884

Asset Quality ratios (3):
Non-accrual loans to loans	1.84%	1.69%	1.25%	1.25%	3.88%	3.75%	1.91%	1.63%	1.63%	3.66%	3.47%	3.35%	3.68%	3.68%
Non-performing loans to loans	1.95%	1.76%	1.35%	1.35%	4.03%	3.90%	2.15%	1.80%	1.80%	3.76%	3.60%	3.47%	3.86%	3.86%
Non-performing assets to loans plus OREO	2.75%	2.64%	2.44%	2.44%	4.73%	4.56%	2.95%	2.68%	2.68%	4.67%	4.34%	4.06%	4.85%	4.85%
Non-performing assets to tangible common equity plus allowance for credit losses	18.55%	17.77%	16.66%	16.66%	30.24%	29.78%	20.50%	18.36%	18.36%	30.33%	27.73%	25.78%	31.01%	31.01%
Non-accrual loans to total assets	1.18%	1.07%	0.80%	0.80%	2.50%	2.45%	1.22%	1.04%	1.04%	2.32%	2.18%	2.04%	2.35%	2.35%

Allowance for credit losses and net charge-off ratios (3):
Allowance for credit losses to loans	1.70%	1.56%	1.47%	1.47%	2.29%	2.22%	1.83%	1.75%	1.75%	2.85%	2.73%	2.55%	2.38%	2.38%
Allowance for credit losses to non-accrual loans	92.49%	92.60%	117.59%	117.59%	59.02%	59.29%	95.95%	107.35%	107.35%	77.72%	78.78%	76.10%	64.58%	64.58%
Allowance for credit losses to non-performing loans	87.40%	88.79%	108.60%	108.60%	56.83%	56.94%	85.19%	97.35%	97.35%	75.60%	76.00%	73.52%	61.55%	61.55%
Net charge-offs to average net loans (2)	0.54%	0.57%	0.47%	0.53%	1.67%	1.55%	9.29%	0.48%	3.32%	1.48%	1.56%	2.16%	2.15%	1.84%
Allowance for credit losses to loans, including covered loans	1.87%	1.78%	1.66%	1.66%	2.20%	2.15%	1.93%	1.91%	1.91%	2.66%	2.58%	2.43%	2.28%	2.28%

Footnotes:

(1)        Tax equivalent basis reflects federal and state tax benefits.

(2)        Annualized based on the actual number of days for each period presented.

(3)        Excludes covered loans and covered OREO.

(4)        Total potential problem loans excludes $18.6 million of accruing troubled debt restructurings as of September 30, 2013.

(5)        The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, trading gains (losses), and the tax-equivalent adjustment on BOLI income. The $7.8 million gain on the termination of FHLB forward commitments and the $13.3 million BOLI loss are non-recurring items excluded from the efficiency ratio for the third quarter and nine months ended September 30, 2013.